EXHIBIT 99.1

           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                              AS OF JANUARY 5, 2007

     As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                      UNAUDITED AVERAGE
          RATED                                ESTIMATED          ESTIMATED           PER DAY OPERATING
RIG       WATER                                CONTRACT           CONTRACT            COSTS (NOT INCLUDING  ADDITIONAL
NAME      DEPTH   LOCATION     CUSTOMER        END DATE           DAYRATE             TAX)FOR THE THREE     COMMENTS
                                                                                      MONTHS ENDED
                                                                                      OCTOBER 31, 2006/
                                                                                      MONTH ENDED
                                                                                      OCTOBER 31, 2006 ONLY
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SEMISUBMERSIBLES:
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
ATWOOD    5000'   Australia    BHP BILLITON    FIRM WORK -        6 wells at $158,000 $82,000/84,000        Wells are subject to a
EAGLE                          PETROLEUM PTY   (8 wells remaining 1 well at $168,000                        change in sequence and
                               ("BHPB")        including current  1 well at $150,000                        a portion of the dayrate
                                               operation)                                                   is subject to some
                                               October 2007                                                 change due to currency
                                                                                                            exchange rate variance.


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                  Australia     BHPB           OPTIONS -          $168,000            N/A                   A portion of the dayrate
                                               (3 wells)                                                    is subject to some
                                               December 2007                                                change due to currency
                                               (if all three                                                exchange rate variance.
                                               option wells
                                               are drilled)
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                  Australia     ENI Spa AGIP   FIRM WORK -        $360,000            N/A                   We expect the well to
                                EXPLORATION &  (1 well)                                                     take 40 to 45 days to
                                PRODUCTION     January 2008                                                 complete.
                                DIVISION       (assuming that all of
                                ("ENI")        the above option
                                               wells are drilled)
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                  Australia     WOODSIDE       FIRM WORK -        $405,000            N/A                   A portion of the dayrate
                                ENERGY LTD     (2 years)                                                    is subject to some
                                               January 2010                                                 change due to currency
                                               (assuming that all of                                        exchange rate variance.
                                               the above option
                                               wells are drilled)

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                  Australia     N/A            N/A                 N/A                 N/A                  The rig could be off
                                                                                                            dayrates for ten to
                                                                                                            fourteen days during the
                                                                                                            first quarter of fiscal
                                                                                                            year 2008 for required
                                                                                                            regulatory inspections
                                                                                                            and maintenance.

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ATWOOD    5,000'  Mauritania/   WOODSIDE       FIRM WORK -        $240,000 (Mauritania)$60,000/59,000       Operating costs are
HUNTER            Libya                        April/May 2008     $245,000 (Libya)                          expected to be $55,000
                                                                  (The rig incurred two                     to $60,000 per day while
                                                                  (2) days of zero rate                     working in
                                                                  in October 2006 due to                    Mauritania/Libya;
                                                                  an equipment repair                       however, costs could be
                                                                  issue).                                   higher during any
                                                                                                            relocation period.

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                  Mauritania    N/A            N/A                N/A                   N/A                 The rig was off dayrate
                                                                                                            for fourteen days during
                                                                                                            December 2006 for
                                                                                                            required regulatory
                                                                                                            inspections and
                                                                                                            maintenance.
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                  TBD           WOODSIDE       OPTIONS -           TBD                  N/A
                                               Two (2)
                                               six-month
                                               options.
                                               April 2009,
                                               if exercised
                                               at negotiated
                                               market rate.
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ATWOOD    5,000'  Malaysia     SARAWAK         FIRM WORK -         $93,200             $97,000/$99,000      (The $24 million Shell
FALCON                         SHELL           (2 wells)           (The rig incurred   (Due to              reimbursement is being
                               BERHAD          January 2007        four (4) days of    expensing            amortized as revenues
                               ("SHELL")                           zero rate at the    certain costs        over the remaining firm
                                                                   end of its          incurred in the      contract commitment
                                                                   shipyard period     shipyard, operating  following the upgrade
                                                                   due to weather      costs were high for  (32 months) which will
                                                                   related delays and  the month and three  increase dayrate
                                                                   another three (3)   months ended         revenues by
                                                                   days of zero        October 31, 2006.    approximately $24,000.)
                                                                   rate after          Also, due to
                                                                   leaving the         expensing certain
                                                                   shipyard due        costs incurred during
                                                                   to final            the shipyard period
                                                                   testing and         subsequent to
                                                                   commissioning       September 30,2006,
                                                                   of new              we now expect operating
                                                                   equipment.)         costs for the ATWOOD
                                                                                       FALCON in the first
                                                                                       quarter of fiscal
                                                                                       year 2007 to be
                                                                                       between $8 million
                                                                                       and $9 million.)

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                  Malaysia     SHELL           FIRM WORK -         $113,000            N/A
                                               July 10, 2007
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                  Malaysia     SHELL           FIRM WORK -          $160,000/          N/A                  Most of the work during
                                               (2 years)            $200,000 (dayrate                       this period is expected
                                               July 2009            depends on water depth                  to be at the $160,000
                                                                    of each well)                           dayrate level.
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                  Malaysia     SHELL           OPTION -             TBD                N/A
                                               (1 year)
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ATWOOD    2,000'  Turkey       TOREADOR        FIRM WORK -          $125,000           $52,000/$65,000      TOREADOR will drill its
SOUTHERN                       TURKEY          (2 wells remaining   (The rig incurred  (During the rig's    last well after the
CROSS                          LIMITED         including current    two (2) days       relocation to the    MELROSE program is
                               ("TOREADOR")    well)                of zero rate       Black Sea in         completed.  The dayrate
                                               February  2007       in November        October 2006,        for the last well
                                                                    due to             operating costs      will be $135,000.
                                                                    an equipment       average around
                                                                    repair issue.)     $65,000 per day.


                                                           3
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                                                                                       Some of this excess
                                                                                       costs were offset by
                                                                                       receipt of a $300,000
                                                                                       mobilization fee.)
                                                                                       We expect operating
                                                                                       costs in the Black
                                                                                       Sea to be between
                                                                                       $45,000 and $50,000.

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                  Bulgaria     MELROSE       FIRM WORK -            $125,000           N/A
                               RESOURCES     (3 wells)
                               ("MELROSE")   May 2007

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                  Bulgaria     MELROSE       OPTIONS -              $125,000           N/A
                                             (2 wells)
                                             July 2007 (if both
                                             option wells are
                                             drilled)

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                  Turkey       TURKIYE       FIRM WORK -            $290,000           N/A
                               PETROLLERI    (3 wells)
                               A.O. ("TPAO") October 2007
                                             (assuming above
                                             option wells are
                                             drilled)

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                  Turkey       TPAO          OPTIONS -               $320,000          N/A                  If TPAO exercises their
                                             (3 wells)                                                      options, the well
                                             January 2008                                                   sequence for TPAO option
                                             (assuming MELROSE                                              wells and VANCO wells
                                             option wells drilled                                           could change.
                                             and TPAO exercises
                                             options to drill all
                                             three option wells)

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                  Ukraine      VANCO         FIRM  WORK -            $305,000          N/A                  See above
                               INTERNATIONAL (1 well)
                               LTD.          March 2008
                               ("VANCO")     (assuming
                                             MELROSE and
                                             TPAO options
                                             are exercised)

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                  Ukraine      VANCO         OPTIONS -               $325,000          N/A                  See above
                                             (1 well)
                                             April 2008 (assuming
                                             MELROSE, TPAO and
                                             VANCO options are all
                                             exercised)

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CANTILEVER JACK-UPS:

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ATWOOD    400'    India        GUJARAT       FIRM WORK -             $113,000         $30,000/$34,000
BEACON                         STATE         January 2008
                               PETROLEUM
                               CORPORATION
                               LTD ("GSPC")
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                  India        GSPC          FIRM WORK -             $133,500         N/A
                                             (12 months)
                                             January 2009
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                  India        GSPC          OPTIONS - (1 year)      TBD              N/A


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VICKSBURG 300'    Thailand     CHEVRON       FIRM WORK -             $94,500          $40,000/$45,000
                               OVERSEAS      June 2007                                (Operating costs for
                               PETROLEUM                                              the three months and
                               ("CHEVRON")                                            month ended October 31,
                                                                                      2006 have been high
                                                                                      due to higher than
                                                                                      normal repair and
                                                                                      maintenance expenses.
                                                                                      We expect operating
                                                                                      costs for the near
                                                                                      term to be around
                                                                                      $35,000 per day.)
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                   Thailand    CHEVRON       FIRM WORK -             $154,000         N/A
                                             (2 years)
                                             June 2009


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                   Thailand    N/A           N/A                     N/A               N/A                  The rig could be off
                                                                                                            dayrate for ten to
                                                                                                            fourteen days during
                                                                                                            the first quarter of
                                                                                                            fiscal year 2008
                                                                                                            for required regulatory
                                                                                                            inspections and
                                                                                                            maintenance.


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SEMISUBMERSIBLE TENDER ASSIST UNIT:
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SEAHAWK  1,900'  Equatorial  AMERADA HESS    FIRM WORK -            $68,430            $63,000/$61,000      Contract provides for
                 Guinea      EQUATORIAL      September 2008         (plus              (Ongoing normal      dayrate increases based
                             GUINEA, INC.                           approximately      operating costs are  upon certain cost
                             ("HESS")                               $19,000 of         expected to be       escalations beginning
                                                                    amoritized per     around $45,000 per   with the second year of
                                                                    day revenue.)      day.  In addition    the contract.
                                                                                       to the expected daily
                                                                                       operating costs of
                                                                                       $45,000, there will
                                                                                       be another $16,000 of
                                                                                       amortized daily costs
                                                                                       which will be more
                                                                                       than offset by
                                                                                       approximately
                                                                                       $19,000  of amortized
                                                                                       daily revenue)
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                Equatorial   HESS            OPTIONS -              $68,430            N/A                   Dayrate subject to
                Guinea                       (2 years)                                                       increase due to
                                             September 2010                                                  contract cost
                                             (if all four                                                    escalations.
                                             six-month options
                                             are exercised)
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SUBMERSIBLE:
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RICHMOND  70'   US Gulf of  HELIS OIL &      FIRM WORK -            $80,000            $34,000/33,000
                Mexico      GAS ("HELIS")    (4 wells remaining,
                                             including current
                                             well) May/June 2007
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                US Gulf of  HELIS            OPTIONS -               TBD                N/A
                Mexico                       September/October 2007
                                             (one option for four
                                             additional wells)

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                US Gulf of  N/A              N/A                     N/A                N/A                  The rig could be off
                Mexico                                                                                       dayrate for ten to
                                                                                                             fourteen days during
                                                                                                             the second quarter
                                                                                                             of fiscal year 2008
                                                                                                             for required
                                                                                                             regulatory inspections
                                                                                                             and maintenance.
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MANAGEMENT CONTRACT
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NORTH   N/A     Australia   WOODSIDE         FIRM WORK -             Daily margin of                         The management contract
RANKIN                                       May 2007                around $5,000                           could terminate in
'A'                                                                                                          May 2007.
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NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be 15% to 20%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

               PER DAY FOR THREE MONTHS ENDED OCTOBER 2006         $14,000